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                                                                   EXHIBIT 10.73

                                  AMENDMENT #5
                              TO PURCHASE AGREEMENT

This Amendment No. 5 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 4th day of May 2004 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER ("Effective Date"). [*].

WHEREAS, the parties wish to amend the Agreement to 1) [*] (as more fully described below), and 2) amend Section 15 of the Agreement ([*]) to more fully describe [*]by Brocade.

NOW THEREFORE, in consideration of the above and the other respective promises of the parties set forth herein, the parties agree as follows:

A.    [*]

1. Background. SUPPLIER and EMC have established certain standard [*] and [*] processes in Amendment [*]to the Agreement (collectively, the [*]);and now wish to add to and establish certain alternative procedures for [*], and [*] based on the EMC so-called [*]

2. Section 7.8. The following new SECTION 7.8 is hereby added to the Agreement:

      7.8 [*] Process. The [*]and [*] (the [*]established herein shall be [*]the [*] Process. The parties agree to discuss the appropriateness of [*] the [*]at quarterly business reviews. EMC may order Products [*]a SUPPLIER [*]subject to issuance of [*]and [*]; in which case the procedures set forth [*] shall apply. Notwithstanding anything herein to the contrary, EMC may continue to [*]pursuant to the [*]provided that a [*], (or less if agreed to by the parties), advance notification in writing is provided to the SUPPLIER.

        (a) A [*] shall be a [*] Products in a [*] as defined by EMC's [*] EMC may [*] the [*] by the [*] solely as required to [*] EMC's remaining [*] demand. Such [*] will be made via [*] communicated to Supplier. An example for reference purposes only is provided in EXHIBIT [*]. The [*] uses the following [*] to [*]:

            [*]

            [*] which is made up of Brocade process [*] plus [*]. Brocade process [*] is defined as the [*] from [*] Brocade [*] the [*] the [*] product is [*] to be [*] by the [*]. [*] is the [*] from [*]to [*] at [*].

            [*]which is EMC's [*] quantity divided by [*].

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            [*],a pre-determined number that [*] may [*]to [*] Currently [*] EMC agrees that this [*]will not [*]without the SUPPLIER's mutual consent.

            [*]is determined by [*]size and [*].

            Products to be stocked in:

            [*]owned products that are [*]to EMC for [*] in one of the [*] for the purpose of [*] EMC's requirements for Products. A "[*] shall mean the [*]locations identified in EXHIBIT [*]. The parties may mutually agree to amend EXHIBIT [*]. to add or remove [*] from time to time.

        (b) Upon execution of this Amendment, EMC will establish a [*]and SUPPLIER will [*]products as detailed in EMC's [*]to the [*]sites within [*]of [*]of [*]written authorization to do so. EMC will maintain a [*]of [*]of [*]. EMC will also issue a [*] which will include EMC's [*]that will match EMC's [*]. SUPPLIER will fill in its [*]and return the [*]to EMC within [*]. SUPPLIER will make [*] available to [*] its supply [*]within the [*]detailed in Paragraph [*]below regardless of the [*]of [*]through this [*]. Supplier will be [*]on making [*]available per EMC's [*]and actual [*]. EMC will communicate [*] to its [*]via the [*]and update its [*]to [*]the [*] within [*]of changes to the [*]. Supplier will respond to [*] within a maximum of [*]. Supplier will provide [*] updates via the [*] between 8pm ET Friday and 12:00 noon ET each [*] that will include any changes to Supplier's [*] and [*] "make [*]from the previous [*]. SUPPLIER will promptly communicate any [*] in [*] via the [*]. EMC's [*] is [*] to the following which shall [*] the [*] terms set forth in Section [*]of [*]of the Agreement, when the parties are utilizing the [*]:

            - [*]of [*]for Products located in [*]and [*]in process that do not
              [*]the [*], which Products [*]is [*]to [*]to [*]using commercially reasonable efforts. EMC's [*]such Products shall be [*]using the [*]in effect as of the [*]such Products were[*]the Supplier [*]. [*]will use commercially reasonable efforts to [*]Products and [*]be [*]a [*]if SUPPLIER is [*].

            - [*]of EMC [*]detailed in Exhibit P that is [*] the SUPPLIER [*]
              and within [*]calendar days of EMC's purchase order [*].

            - [*]beyond [*]calendar days of EMC's [*]order [*]

            - In the event that EMC's [*]the total amount of [*]in the SUPPLIER
              [*]then the [*]in will be stated in sheet [*]of the [*]. EMC will be [*]for the [*]Products detailed in [*] of the [*], per terms [*].

        (c) EMC may [*]only complete [*]from a SUPPLIER [*]and shall thereby [*]of the applicable [*]to support its [*]. EMC is not required to take [*]of SUPPLIER [*]has a customer [*]such Products. These terms [*]the [*]terms set forth in Section [*]of [*] of the Agreement, when the parties are utilizing the [*]. EMC shall [*]from the SUPPLIER [*]on a [*]basis. EMC shall notify SUPPLIER within [*] after EMC [*]a complete [*] from a SUPPLIER [*] (each such occurrence a [*]), and such notice shall be deemed a [*] for. EMC notification will be sent to Brocade by 12:00 noon Eastern time every day as

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            needed. The parties agree that [*]notifications will be sent two times per day during the [*]business days of the SUPPLIER's [*], one by 12:00 noon Eastern time and one by 5 pm Eastern time. If EMC [*]material [*]the SUPPLIER [*]during the [*]of SUPPLIER's [*], notification will be sent per the previously defined [*]end notification schedule above. SUPPLIER shall apply the [*]against the then-open [*]. SUPPLIER will [*]Products per [*]and [*]within the following [*]:

            - SUPPLIER [*]will be [*]and [*]within [*]business days if product is [*]type [*]from [*]or [*]business days if product is [*]type [*]from [*], from receipt of EMC's [*]and False [*], if within EMC's [*].

            - SUPPLIER [*]will be [*]per SUPPLIER's [*]via the [*], from receipt of EMC's [*]if such [*]are in excess of EMC's [*]. If EMC's [*] [*]SUPPLIER's current [*]commitment, the SUPPLIER [*]will be [*]per the [*]overall [*].

            - An example of a [*]which will be E-mailed to SUPPLIER is provided in Exhibit [*]. SUPPLIER will respond via E-mail with confirmation of receipt, and [*], if within SUPPLIER's [*]via the [*]within [*]normal business [*]of receipt of EMC's [*]. SUPPLIER will [*]a [*] the applicable [*]for [*]the applicable SUPPLIER [*]

        (d) SUPPLIER shall [*]to be placed in a SUPPLIER [*], via [*]point of [*]where [*]" is defined in section [*]., including [*], provided that EMC has [*]the [*]and [*]in advance. Notwithstanding the foregoing, in the event of [*], SUPPLIER may choose the [*]at its [*].

        (e) EMC shall provide the [*]for the SUPPLIER [*]. All Products in the SUPPLIER [*]shall be and [*]the [*]of [*],[*]as they are [*]EMC, as defined below. EMC will [*]each SUPPLIER [*]in EMC's facilities in a manner such that the SUPPLIER [*]shall be segregated by a clear and durable physical delineation, separating the SUPPLIER [*]from the other parts of the EMC location and from EMC's other products, supplies, inventory, and equipment, and EMC shall conspicuously mark the area of each SUPPLIER [*] to indicate [*]the [*]EMC shall have [*]of [*]or [*]the SUPPLIER [*]EMC will exercise the same degree of care to keep and maintain the [*] as [*] uses with respect to [*]. EMC will implement and maintain [*]to prevent any loss, theft, damage, or destruction of the [*]

        (f) Products contained in a SUPPLIER [*]shall be deemed to be [*]EMC for purposes of this Amendment when the Products are [*]. Upon [*], EMC shall be deemed to be in [*]of the Products for purposes of Section [*]of the Agreement, and the [*]shall equal the [*]the [*]was communicated to [*] for purposes of Section [*]of the Agreement. [*] shall [*]for such [*] as detailed in EMC's [*]in accordance with Section [*]of the Agreement. At such time, [*] shall also [*]for the [*]of [*]and [*]such Products, at agreed upon [*], from the SUPPLIER's [*]the SUPPLIER [*]Site. Once a [*] has been [*], no [*]such [*] may be [*]into any SUPPLIER [*], and the [*]may only be [*]by

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            EMC in accordance with the terms set forth in Section [*]or Section
            [*]of the Agreement.

        (g) At all times the SUPPLIER [*]will be kept [*]by [*]from all [*], and [*]of any kind.

        (h) EMC will allow access to a SUPPLIER representative to perform a count of [*]held in each SUPPLIER [*]once per [*]at a time scheduled no less than [*] hours in advance to [*]weekly activity and numbers of [*]on hand. SUPPLIER may, at its option, conduct an on-site audit to [*]the count of [*]and physically inspect the [*].

        (i) During the term of this Agreement and for as long as any SUPPLIER [*]are [*]facilities, EMC shall maintain policies of insurance for the Products to cover the [*]and shall provide site access and inspection rights to SUPPLIER. SUPPLIER shall provide EMC no less than [*]hour notification prior to a requested audit and inspection.

3. Additional Exhibits N, O, P and Q are added to the Agreement in the form attached to this Amendment as Attachment 1.

B. SECTION 15 (PRODUCT WITHDRAWALS). Section 15 is replaced in its entirety with the following:

         15.0 A. Product Withdrawals.

         15.1 A SUPPLIER will notify EMC in writing at least [*]days prior to Product withdrawal. During the withdrawal notice period, EMC may [*]with normal [*]up until the [*]. Last-time-buy purchase orders must be non-cancelable of any Product requested to be delivered in the [*]days of the [*]. Product withdrawal shall not affect SUPPLIER's obligation to fill purchase orders previously issued hereunder.

         15.2 A. SUPPLIER shall provide Product [*]for the [*]to EMC at a reasonable [*] and [*]until the end of [*]years after Product [*], pursuant to terms and conditions set forth in Exhibit [*], Product [*]. The foregoing notwithstanding, EMC shall have [*]to order any Product [*]from SUPPLIER.

         15.0 B. [*].

         15.1 B. [*]Release Definitions.

                  [ PRODUCT_VERSION_CODE platform . feature . maintenance [patch] ] e.g., V4.1.0 | V4.1.3A | FM4.2.0 | API3.0.1

                  PRODUCT_VERSION_CODE (STRING DESIGNATOR) - the letter V is exclusively used by the [*]software product. For all other products, the product code name will be used. To avoid potential issues, all products will be named with lowercase.

                  "PLATFORM" - Platform Release Version is always a number. It is used to designate a [*]to the software, and generally follows core fabric OS [*], hardware [*]or new [*]support.

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                  "FEATURE" - Feature Release Version is always a number. It is used to indicate added minor and/or major [*]within a Platform Release Version.

                  "MAINTENANCE" - Maintenance Release Version is always a number. It is used to indicate a scheduled (date driven) release of defect fixes and carefully selected [*] (Requests for [*].)

                  "PATCH" - Patch Release Version is a letter (a-z). A Patch release Version should be considered functionally identical to Maintenance Release Version with the exception of the identified defect fixes. It will consist of one, or a limited number of defect fixes. A patch release is based upon the severity/priority of the defect and must be a [*]defect from a [*]point of view as well as from [*]point of view.
                   - Patch fixes are rolled into the next maintenance, feature or platform release.

                   -  Patch fixes are cumulative for that code branch.

         15.2. B SUPPLIER Notification and Support.

         SUPPLIER shall provide a [*]month advance written notification for the [*]of [*]releases. Such notification will include all [*]and [*]Releases within that [*]Release. SUPPLIER will continue to support critical issues (identified as critical by mutual agreement between EMC and Brocade) for a period of [*] months after the [*]. In determining whether an issue is critical, the parties will consider the following definition: Severity Level 1 represents an event of data corruption or reproducible emergency condition that makes the use or continued use of any one or more functions impossible at a Customer. The parties further agree that the [*]for the [*]Feature Release is [*]months after such time, an [*]may be issued by SUPPLIER.

C. Except as expressly amended herein, the terms of the Agreement continues unchanged, shall remain in full force and effect, and shall govern all transactions for Products hereunder.

IN WITNESS WHEREOF, the Parties have caused this Amendment be executed by their duly authorized representatives, as of the Effective Date.

BROCADE COMMUNICATION SYSTEMS, INC.                         EMC CORPORATION

By: /s/ Jack Cuthbert                       By: /s/ William Monagle
   --------------------------------             --------------------------------
    (Signature)                                           (Signature)
Name: Jack Cuthbert                         Name: William Monagle
      -----------------------------               ------------------------------
      (Please Print or Type)                      (Please Print or Type)
Title: Vice President, OEM Sales            Title: Vice President Corporate
                                                   Procurement, EMC
                                                   Corporation
Date: May 4, 2004                           Date: May 13, 2004

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BROCADE COMMUNICATION SWITZERLAND, SARL.

By: /s/ Ian Whiting
   --------------------------------
   (Signature)

Name: Ian Whiting
      -----------------------------
      (Please Print or Type)
Title: VP EMEA & LATAM

Date: 07-May-2004

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                                  ATTACHMENT 1
                                 TO AMENDMENT 5
                               PURCHASE AGREEMENT

                                    EXHIBIT N
                            LOCATION OF SUPPLIER [*]

SUPPLIER [*]Address:

                                   EMC Corporation
                                   One Technology Drive
                                   Apex, NC 27502

                                   EMC Corporation
                                   176 Grove Street
                                   Franklin, MA 02038

  SUPPLIER [*]:                    [*]warehouse - pole #,
   location:                       which is an area designated as
                                   [*]inventory.

                                   Franklin Grove St. facility, first floor, - a caged location in the incoming area, which is an area designated as [*]inventory.

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                                    EXHIBIT O

                                [*]REPORT EXAMPLE

[*]

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                                    EXHIBIT P

                               EMC UNIQUE MATERIAL

The complete list of EMC unique material that EMC [*]pursuant to Paragraph [*]of this Amendment is as follows:

EMC Unique Material

2/20/2004

Part Number              Part Description
-----------              ----------------
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]
[*]                      [*]

[*]
[*]

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                                    EXHIBIT Q

                             RELEASE NOTICE EXAMPLE

[*]

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